UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
TSCAN THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TSCAN THERAPEUTICS, INC.

830 Winter Street

Waltham, MA 02451

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held May 20, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of TScan Therapeutics, Inc. (the “Company” or “we”), will be held online on May 20, 2026, at 8:30 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/TCRX2026, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect two Class II directors to the Company’s board of directors, each to serve until the 2029 annual meeting of stockholders and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 shares to 600,000,000 shares;

4.

To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 3; and

5.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of Class II directors nominated by the board of directors.

Only the Company’s stockholders of record at the close of business on April 15, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to the Company’s board of directors, in the accompanying Proxy Statement. The board of directors recommends a vote “FOR” the election of each of the two nominees for Class II director, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock and “FOR” the approval of an adjournment of the Annual Meeting if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal No. 3.

We have elected to use the full set delivery option available pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the full set delivery option, we will deliver the proxy statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”, together with the proxy statement and the proxy card, the “Proxy Materials”), to stockholders by mail. In addition to delivery of the Proxy Materials to stockholders, we will post all Proxy Materials on a publicly-accessible website and provide information to stockholders about how to access the website. This proxy statement is dated April 17, 2026 and is first being mailed to stockholders on or about April 17, 2026.

Whether or not you expect to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Materials and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the instructions included in the Proxy Materials, by telephone by calling 1-800-690-6903 and following the recorded instructions, by internet at www.proxyvote.com, or, by signing, dating and returning the enclosed proxy card. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided in the Proxy Materials.

Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

A list of stockholders as of the close of business on the record date will be available for examination by our stockholders of record during the Annual Meeting using the unique link provided via email following the completion of registration on the meeting website www.virtualshareholdermeeting.com/TCRX2026. Further information about how to complete registration for the meeting website, attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

By order of the board of directors,

/s/ Gavin MacBeath
Gavin MacBeath, Ph.D.
Chief Executive Officer

Waltham, Massachusetts
April 17, 2026

Page
PROXY STATEMENT	1
GENERAL INFORMATION	3
OVERVIEW OF PROPOSALS	9
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	10
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 300,000,000 TO 600,000,000	18
PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL	21
CORPORATE GOVERNANCE	22
EXECUTIVE COMPENSATION	30
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	37
PRINCIPAL STOCKHOLDERS	41
REPORT OF THE AUDIT COMMITTEE	44
HOUSEHOLDING	45
STOCKHOLDER PROPOSALS	45
ANNUAL REPORT ON FORM 10-K	46
OTHER MATTERS	46
ANNEX A - CERTIFICATE OF AMENDMENT - INCREASE IN AUTHORIZED SHARES	A-1

TSCAN THERAPEUTICS, INC.

830 Winter Street

Waltham, MA 02451

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 20, 2026

This proxy statement (this “Proxy Statement”) contains information about the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of TScan Therapeutics, Inc. (“TScan,” the “Company,” “we,” “us,” and “our”), which will be held on May 20, 2026, at 8:30 a.m. Eastern Time. The board of directors of the Company (the “board of directors”) is using this Proxy Statement to solicit proxies for use at the Annual Meeting. The mailing address of our principal executive office is TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451.

In order to attend the Annual Meeting virtually, you must log into the meeting at www.virtualshareholdermeeting.com/TCRX2026. We encourage you to access the Annual Meeting before it begins. Online log-in to access the Annual Meeting will start shortly before the meeting on May 20, 2026. You will be required to complete the registration by entering the control number provided in the Proxy Materials, your name and your email address at www.virtualshareholdermeeting.com/TCRX2026. Beneficial owners of shares held in street name will need to register as well, and also follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of this Proxy Statement for more details regarding the logistics of the virtual Annual Meeting. The Annual Meeting will be held virtually only. There will be no physical meeting location, and you will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying notice of meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this Proxy Statement and our 2025 Annual Report available to stockholders on or about April 17, 2026.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We would cease to be an emerging growth company on the date that is the earliest of (i) the last day of the fiscal year in which we have total annual gross revenue of $1.235 billion or more; (ii) December 31, 2026; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the last day of the fiscal year in which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, which means the market value of our voting and non-voting common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on May 20, 2026

This Proxy Statement and our 2025 Annual Report are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/TCRX2026.

A copy of our 2025 Annual Report, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. This Proxy Statement and our 2025 Annual Report, are also available on the SEC’s website at www.sec.gov.

TSCAN THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

We are mailing to our stockholders the Proxy Materials, including our 2025 Annual Report, on or about April 17, 2026. You will need the control number included in the Proxy Materials.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 15, 2026.

How many votes can be cast by all stockholders?

There were 55,824,722 shares of our voting common stock, par value $0.0001 per share, outstanding on April 15, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our voting common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 15, 2026. No stockholders have cumulative voting rights. As of April 15, 2026, there were 4,276,588 shares of non-voting common stock, par value $0.0001 per share, outstanding. The shares of non-voting stock are not entitled to vote on the proposals presented at the Annual Meeting.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Proxy Materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, and your shares are registered directly in your name, there are several ways for you to vote your shares.

•	By Internet. You may vote at www.proxyvote.com, or scan the QR barcode on your proxy card, 24 hours a day, seven days a week. Use the internet to transmit your voting instructions and for electronic delivery information. You will need the 16-digit control number included in your Proxy Materials. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on May 19, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included in your Proxy Materials. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on May 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

•

By Mail. If you requested and received a paper copy of our Proxy Materials you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received by Broadridge Financial Solutions, Inc. not later than the close of business on May 19, 2026, the day before the Annual Meeting, for your vote to count.

•

During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/TCRX2026 and following the instructions on that website for submitting your vote. You will be required to complete the registration by entering the control number provided in the Proxy Materials, your name and your email address. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Even if you plan to attend our virtual Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of our voting common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this Proxy Statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/TCRX2026 and complete the registration by entering the control number provided in the Proxy Materials along with your name and your email address, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 8:30 a.m. Eastern Time on May 20, 2026. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.virtualshareholdermeeting.com/TCRX2026.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform following the completion of your registration at www.virtualshareholdermeeting.com/TCRX2026 and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be available on www.virtualshareholdermeeting.com/TCRX2026 prior to the Annual Meeting.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any stockholders having technical difficulties. The technical support line will not be able to provide control numbers but will be able to assist with any technical issues.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the close of business on May 19, 2026, the day before the Annual Meeting, for your vote to count.

If you complete and submit your proxy before the applicable deadline, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Proxy Materials and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?” section above before the applicable deadline, (ii) attending and voting at the Annual Meeting

(although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (iii) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our amended and restated bylaws (the “bylaws”) provide that the holders of a majority in voting power of the shares of our capital stock issued and outstanding and entitled to vote at the meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting. Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 55,824,722 shares of our voting common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 27,912,362 shares of our voting common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your nominee how to vote your shares, your nominee may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. Proposal No. 1 is considered to be “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on such proposal in the absence of your voting instructions. Conversely, Proposal No. 2, Proposal No. 3 and Proposal No. 4 are considered to be “routine” under New York Stock Exchange rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 2, Proposal No. 3 and Proposal No. 4.

What votes are required for each proposal?

The vote required, and the method of calculation, for each proposal at our Annual Meeting is described below.

Proposal	Vote Required	Discretionary Voting Permitted?
Proposal 1 – Election of Class II Directors	Plurality	No
Proposal 2 – Ratification of appointment of Deloitte & Touche LLP	Majority of the votes cast	Yes
Proposal 3 – Approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 to 600,000,000	Majority of the votes cast	Yes

Proposal	Vote Required	Discretionary Voting Permitted?

Proposal 4 – Approval to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit the further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of Proposal No. 3

	Majority of the votes cast	Yes

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the nominee receiving the highest number of votes, in person or by proxy, will be elected as director.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation (the “certificate of incorporation”) or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote on this proposal, your broker may not vote on this proposal, and your vote will be counted as a broker “non-vote.” Proposal No. 2, Proposal No. 3 and Proposal No. 4 are considered to be discretionary items, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the two director nominees receiving the most votes will be elected. If nominees are unopposed, election requires only a single “FOR” vote. Shares voting “withheld” have no effect on the election of directors. Broker non-votes are not considered votes cast and will have no effect on the election of the Class II directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Proxy Materials and soliciting votes. If you choose to access the Proxy Materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have also engaged Alliance Advisors, a professional proxy soliciting firm, to assist in the solicitation of proxies and provide related advice and informational support, for a fee of up to approximately $12,500, plus fees for additional services, if needed, and reimbursement of certain out-of-pocket expenses, which fees will be borne by us. We have also agreed to indemnify and hold Alliance Advisors and its employees, agents, members, representatives, successors, assigns, and all other persons and/or entities acting or purporting to act on behalf of Alliance Advisors, harmless against losses that arise out of or relate to the services they are providing to us, except for losses that result from willful misconduct or gross negligence.

How may stockholders submit matters for consideration at an annual meeting?

Pursuant to our bylaws, the required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be considered timely for the next annual meeting of our stockholders in 2027, our corporate secretary must receive written notice at our principal executive offices no later than the close of business on February 19, 2027, and no earlier than the close of business on January 20, 2027. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be received not later than December 18, 2026. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

In addition to satisfying the foregoing requirements under our bylaws, including our advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act including the timely provision of notices to us required thereunder.

May I See a List of Stockholders Entitled to Vote as of the Record Date?

A list of stockholders as of the close of business on the record date will be available for examination by the stockholders during the Annual Meeting using the unique link provided via email following the completion of registration on the meeting website www.virtualshareholdermeeting.com/TCRX2026. In addition, a list of our stockholders of record will be open for examination by any stockholder beginning ten days prior to the Annual Meeting. If you would like to view the list, please contact our Corporate Secretary to make arrangements by calling (857) 399-9500 or writing to us at TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

OVERVIEW OF PROPOSALS

This Proxy Statement contains four (4) proposals requiring stockholder action. Proposal No. 1 requests the election of two (2) Class II directors to our board of directors. Proposal No. 2 requests the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Proposal No. 3 requests the approval of an amendment to our certificate of incorporation to increase the number of authorized shares of voting common stock from 300,000,000 to 600,000,000. Proposal No. 4 requests the approval to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit the further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of Proposal No. 3. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board of directors currently consists of seven (7) members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three (3) classes: Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Stephen Biggar, M.D., Ph.D., Gavin MacBeath, Ph.D., and Garry Nicholson, and their terms will expire at the annual meeting of stockholders to be held in 2028;

•	the Class II directors are Katina Dorton, J.D., M.B.A. and R. Keith Woods, and their terms will expire at the Annual Meeting; and

•	the Class III directors are Gabriela Gruia, M.D. and Barbara Klencke, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Katina Dorton, J.D., M.B.A. and R. Keith Woods for election as Class II directors at the Annual Meeting. Each of the nominees is presently a director and has indicated a willingness to continue to serve as a director, if elected. If any of the nominees becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that they should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors.

Nominees for Election as Class II Directors

The following table identifies our director nominees and sets forth their respective principal occupation and business experience during the last five years and age as of March 31, 2026.

Name	Positions and Offices Held with TScan	Director Since	Age
Katina Dorton, J.D., M.B.A.	Director	2021	68
R. Keith Woods.	Director	2023	58

Katina Dorton, J.D., M.B.A. has served as a member of our board of directors since March 2021. Ms. Dorton also serves as a member of the board of directors, as chair of the audit committee, and as a member of the compensation and human capital management committee of Fulcrum Therapeutics, Inc., since January 2020, as a member of the board of directors, as Chair of the Compensation Committee, and as a member of the audit committee of Mallinckrodt plc since February 2024. Ms. Dorton also serves as a member of the board of directors of Prelude Therapeutics and Chair of the Audit Committee. In addition, Ms. Dorton was a member of the board of directors of US Ecology, Inc., from 2014 to 2022 until its acquisition by Republic Services, Inc.

Ms. Dorton also served as a member of the board of directors and chair of the audit committee of Pandion Therapeutics, Inc., a biopharmaceutical company, from 2020 until its acquisition by Merck & Co., Inc., in 2021. Previously, Ms. Dorton held CFO positions at several biotechnology companies, including Nodthera Inc., a company developing medicines to inhibit the NLRP3 inflammasome from 2020 to 2022, Repare Therapeutics Inc., a synthetic lethality and DNA repair-focused oncology company from 2019 to 2020, AVROBIO, Inc., a lentiviral gene therapy company from 2017 through 2018, and Immatics GmbH, a biotechnology company from 2015 through 2017. Earlier in her career, Ms. Dorton served as a Managing Director in investment banking for Morgan Stanley and Needham & Company and as an attorney at Sullivan & Cromwell. Ms. Dorton received her J.D. from the University of Virginia School of Law, her M.B.A. from George Washington University and her B.A. from Duke University. Ms. Dorton is NACD Directorship Certified. We believe that Ms. Dorton is qualified to serve on our board of directors due to her extensive leadership experience in multiple publicly-traded and privately-held pharmaceutical and biotechnology companies, and expertise in developing, financing and providing executive leadership in numerous biopharmaceutical companies.

R. Keith Woods has served as a member of our board of directors since December 2023. Mr. Woods has over three decades of experience in the biopharmaceutical sector. Since April 2025, he has served as Chief Operating Officer of Scholar Rock. Mr. Woods previously served as Chief Operating Officer of argenx U.S. Inc., from April 2018 to June 2023, where he led the company through its transition from an R&D organization to a global commercial organization. During this time, he oversaw key teams in preparation for argenx’s first product launch, including sales, marketing, market access and reimbursement, business operations, patient services and medical affairs. In 2023, Mr. Woods transitioned from this role to serve as a strategic commercial advisor to the board of directors of argenx. Prior to argenx, Mr. Woods served as senior vice president of North American operations for Alexion Pharmaceuticals, Inc., where he managed a team of several hundred people in the U.S. and Canada and was responsible for more than $1 billion in annual sales. Prior to joining Alexion, Mr. Woods held various positions of increasing responsibility within Roche, Amgen, and Eisai Co., Ltd., over a span of 20 years. Mr. Woods currently serves on the board of directors of Neurogene Inc., and he previously served on the board of directors of X4 Pharmaceuticals, Inc. and Rocket Pharmaceuticals, Inc. He holds a Bachelor of Science in marketing from Florida State University. We believe that Mr. Woods is qualified to serve on our board of directors because of his significant experience in commercialization, sales, global operations, supply chain, and business strategy in the life sciences industry.

The proxies will be voted in favor of each of the above nominees unless a contrary specification is made in the proxy. Each of the nominees has consented to serve as our director if elected. However, if any of the nominees is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Our board of directors recommends voting “FOR” the election of each of Katina Dorton, J.D., M.B.A. and R. Keith Woods, as the Class II directors, each to serve for a three-year term ending at the annual meeting of stockholders to be held in 2029.

Directors Continuing in Office

The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2026.

Name	Position and Offices Held with TScan	Director Since	Class and Year in Which Term Will Expire	Age
Gabriela Gruia, M.D.	Director	2021	Class III – 2027	69
Barbara Klencke, M.D.	Director	2023	Class III – 2027	68
Stephen Biggar, M.D., Ph.D.	Chair of the Board of Directors	2021	Class I – 2028	55
Gavin MacBeath, Ph.D.	Chief Executive Officer and Director	2023	Class I – 2028	56
Garry Nicholson	Director	2024	Class I – 2028	71

Class III Directors (Term Expires at 2027 Annual Meeting)

Gabriela Gruia, M.D. has served as a member of our board of directors since May 2021. Dr. Gruia founded Gabriela Gruia Consulting, LLC in January 2021. Prior to that, Dr. Gruia served as the Chief Development Officer at Ichnos Sciences Inc. from February 2020 to January 2021, where she oversaw several key functions including Regulatory Sciences, Clinical Operations, Clinical Pharmacology, Biostatistics and Drug Safety. Prior to her time at Ichnos Sciences Inc., Dr. Gruia served as Senior Vice President and Head of Regulatory Affairs for Novartis Oncology from February 2008 through February 2020, where she was responsible for leading the oncology regulatory affairs organization. Dr. Gruia has served on the boards of directors for Aprea Therapeutics, Inc. since 2023, Netris Pharma since 2023, and Molecular Templates, Inc. from March 2022 until its dissolution in December 2024. Dr. Gruia received her doctorate in medicine from Bucharest Medical School in Romania and has a Masters in Breast Pathology and Mammography from Rene Huguenin/Curie Institute Cancer Center in Paris, France. She received her training in oncology and hematology from Rene Descartes University in Paris, France. We believe that Dr. Gruia is qualified to serve as a member of our board of directors due to her extensive leadership experience in the life sciences industry.

Barbara Klencke, M.D. has served as a member of our board of directors since April 2023. She also currently serves as an independent board member of Xencor since September 2023 and Immune-Onc Therapeutics, Inc. since 2022. She has previously served as an independent board member of ALX Oncology in 2025, eFFECTOR Therapeutics, Inc. from 2021 until 2024 and Lexent Bio from 2017 until that company’s acquisition by Foundation Medicine in 2020. Dr. Klencke is currently serving as Chief Medical Officer of ALX Oncology, and previously served as the Chief Medical and Chief Development Officer of Sierra Oncology Inc. from 2015 until 2023 following its acquisition by GlaxoSmithKline plc in 2022. From 2011 to 2015, Dr. Klencke served as SVP, Global Development, at Onyx Pharmaceuticals, which was acquired by Amgen Inc., in 2013. She also led a variety of both early- and late-stage oncology programs while at Genentech, Inc. from 2003 to 2011. She completed Internal Medicine and Hematology/Oncology training at the University of California, San Francisco and remained there as an Assistant Professor of Medicine in Oncology focusing on clinical research from 1995 to 2002. Dr. Klencke holds a B.S. from Indiana University and an M.D. from the University of California, Davis. We believe that Dr. Klencke is qualified to serve as a member of our board of directors due to her significant scientific expertise in biotechnology.

Class I Directors (Term Expires at 2028 Annual Meeting)

Stephen Biggar, M.D., Ph.D. has served as a member of our board of directors since March 2021 and has served as chair of our board of directors since June 2024. Dr. Biggar is a partner at Baker Bros. Advisors LP (“Baker Bros.”), a biotechnology-focused investment advisor. Dr. Biggar joined Baker Bros. in April 2000. Dr. Biggar serves on the boards of Kiniksa Pharmaceuticals International, plc. and Acadia Pharmaceuticals Inc. Dr. Biggar received an M.D. and a Ph.D. in Immunology from Stanford University and received a B.S. in Genetics from the University of Rochester. We believe that Dr. Biggar is qualified to serve as a member of our board of directors due to his extensive experience in the life sciences industry.

Gavin MacBeath, Ph.D. has served as our Chief Executive Officer and as a member of our board of directors since May 2023. He was previously our acting Chief Executive Officer from March 2023 to May 2023, and our Chief Scientific and Operating Officer from December 2018 to May 2023. He has over two decades of experience in academia and industry, founding companies and driving research from early-stage discovery through drug approval. Prior to joining TScan, Dr. MacBeath served as the Chief Scientific Officer at Abpro Corporation from March 2017 to July 2018, where he advanced T cell-engaging bispecific antibodies through pre-clinical development. Previously, Dr. MacBeath was a co-founder of Merrimack Pharmaceuticals, where he served as Head of Translational Research from February 2010 to February 2014 and as Senior Vice President of Discovery from February 2014 to October 2016. Dr. MacBeath began his career in academia, where he served as the first fellow at Harvard’s Bauer Center for Genomics Research, as an Assistant Professor and later Associate Professor in the Department of Chemistry & Chemical Biology at Harvard University, and as Lecturer and

Principal Investigator at Harvard Medical School. Dr. MacBeath received his undergraduate degree from the University of Manitoba, his Ph.D. from The Scripps Research Institute, and postdoctoral training with Dr. Stuart Schreiber at Harvard University. We believe that Dr. MacBeath is qualified to serve on our board of directors because of the perspective and experience he provides as our Chief Executive Officer as well as his broad experience within the life sciences industry.

Garry Nicholson has served as a member of our board of directors since June 2024. Mr. Nicholson has more than 35 years of pharmaceutical and biotech oncology experience. From August 2015 to November 2016, he served as President and Chief Executive Officer of XTuit Pharmaceuticals, where he also was a member of the board of directors. Beginning in May 2008, he led the global oncology franchise at Pfizer until his departure in May 2015 as President, Pfizer Oncology. His responsibilities included global commercialization and sales, clinical development and regulatory strategy, and business development. Under his leadership, the company developed and launched Ibrance® (palbociclib), the first cyclin-dependent kinase (“CDK”) 4/6 inhibitor approved in the U.S. and Europe. During his tenure at Pfizer, Mr. Nicholson served on the board of directors of the Pfizer Foundation and was a member of the company’s Portfolio, Strategy and Investment Committee, which set corporate research and development priorities and investment strategy. Earlier in his career, Mr. Nicholson held various leadership positions in the oncology division of Eli Lilly and Company. In addition, he has served as an advisor to AMPATH, a consortium of North American universities and health centers, Moi University, Moi Teaching and Referral Hospital, and the Government of Kenya, which helps build sustainable healthcare systems in developing nations. Mr. Nicholson began his career in healthcare as a pharmacy intern at Emory University. He currently serves as chair of the board of directors at Abdera Therapeutics Inc., a privately held biopharmaceutical company and serves as chair of the board of directors of Day One Biopharmaceuticals, Inc., a publicly traded clinical and commercial stage biopharmaceutical company. Mr. Nicholson currently serves as a member of the board of directors of Topo Therapeutics. He also currently serves as a member of the board of directors at Avenzo Therapeutics, a privately held clinical stage company. Mr. Nicholson previously served as a member of the board of directors of G1 Therapeutics, a commercial stage company, and of NextCure, Inc., a publicly traded clinical stage biopharmaceutical company, Turning Point Therapeutics, Inc., a publicly traded clinical stage precision oncology company, Five Prime Therapeutics, Inc., a publicly traded clinical stage pharmaceutical company, TESARO, Inc., a publicly traded oncology-focused biopharmaceutical company, Tmunity Therapeutics Inc., a privately held biotechnology company, SQZ Biotechnologies, Inc., a privately held biotechnology company and Personal Genome Diagnostics Inc., a privately held cancer genomics company. Mr. Nicholson holds an M.B.A. from the University of South Carolina and earned his B.S. in Pharmacy at the University of North Carolina at Chapel Hill. We believe Mr. Nicholson is qualified to serve as a member of our Board of Directors based on his significant experience in the life sciences, biotechnology and pharmaceutical industries and his knowledge of strategic and operational leadership priorities and corporate development matters.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. Except as described in “Corporate Governance—Director Nominating Process,” there is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors and sets forth their current positions at TScan and their ages as of March 31, 2026.

Name	Positions and Offices Held with TScan	Officer Since	Age
Jason A. Amello	Chief Financial Officer and Treasurer	2024	57
Zoran Zdraveski, J.D., Ph.D.	Chief Legal and Strategy Officer and Secretary	2021	56
Chrystal Louis, M.D., M.P.H.	Chief Medical Officer	2024	50

Jason A. Amello has served as our Chief Financial Officer and Treasurer since January 2024. Prior to joining TScan, from September 2022 to January 2024, Mr. Amello was the Chief Financial Officer, Treasurer and Secretary at Candel Therapeutics, Inc. Prior to Candel, Mr. Amello served as Chief Financial Officer and Treasurer of Saniona AB from September 2020 to April 2022, and Senior Vice President, Chief Financial Officer and Treasurer of Akebia Therapeutics, Inc. from September 2013 to August 2020. Mr. Amello was also Executive Vice President, Chief Financial Officer and Treasurer of Alaunos Therapeutics, Inc. (formerly known as ZIOPHARM Oncology, Inc.) from May 2012 to May 2013. From April 2000 until June 2011, Mr. Amello served in various positions of increasing responsibility at Genzyme Corporation (acquired by Sanofi), including Senior Vice President, Chief Accounting Officer and Corporate Controller, and also led the Strategic Financial Services group through which he served as a key advisor on all of Genzyme’s mergers and acquisitions and other strategic transactions, including the sale of the company to Sanofi. Earlier in his career, Mr. Amello spent ten years in the business advisory and assurance practice of Deloitte, serving in various roles of increasing responsibility through Senior Manager. Since October 2017, Mr. Amello served as a member of the Board of Directors of Acer Therapeutics, Inc. until its acquisition by Zevra Therapeutics in November 2023 and was chairman of its audit committee. Mr. Amello also served on the Board of Directors of New England Baptist Hospital from 2015 to 2023 and was chairman of the Quality of Care Committee and a member of the Finance and Investment Committee. Mr. Amello received his B.S. in accounting from Boston College and is a Certified Public Accountant in the Commonwealth of Massachusetts.

Zoran Zdraveski, J.D., Ph.D., has served as our Chief Legal and Strategy Officer and Secretary since September 2021. He has more than 20 years of legal, intellectual property and business operations experience in the biopharmaceutical industry. Prior to joining TScan, from April 2017 to April 2021, Dr. Zdraveski served as the Chief Legal and Technology Operations Officer at Magenta Therapeutics Inc., where he established the legal team and managed all aspects of legal, intellectual property and compliance both before and after Magenta’s 2018 initial public offering. Prior to Magenta, he was the Vice President and Associate General Counsel at Epizyme Inc. from July 2012 to April 2017. Prior to joining Epizyme, he held patent counsel positions at Ironwood and Genzyme Therapeutics. Dr. Zdraveski currently serves as chair of the board of gMendel Aps and has been a director of the board of gMendel Aps since 2023. Dr. Zdraveski holds an M.S. in Chemistry and a B.F.A. and B.A. in Art and Chemistry from Southern Methodist University, a J.D. from Suffolk University Law School, and a Ph.D. in Biochemistry from the Massachusetts Institute of Technology.

Chrystal Louis, M.D., M.P.H., has served as our Chief Medical Officer since April 2024. Prior to joining TScan, from November 2022 to March 2024, Dr. Louis was the Senior Vice President of hematology clinical development at Zentalis Pharmaceuticals, Inc. Prior to Zentalis, Dr. Louis served as Vice President, Head of Medical Affairs at CRISPR Therapeutics, Inc. from July 2020 to November 2022. From October 2016 to July 2020, Dr. Louis served in various positions of increasing responsibility at Celgene Corporation (acquired by Bristol Myers Squibb Company), including Executive Director, Myeloid Diseases, U.S. Medical Affairs, Executive Director, Oncology, U.S. Medical Affairs and Executive Director, Pancreatic/GI Disease Lead, U.S. Medical Affairs. From September 2014 to October 2016, Dr Louis also served in the role of clinical development and project leadership strategy at Merrimack Pharmaceuticals, Inc. Prior to joining industry, Dr. Louis was an Assistant Professor at Texas Children’s Cancer Center and Hematology Service, Baylor College of Medicine, where she worked on the early development of CAR-T cell therapy products for solid tumor malignancies.

Dr. Louis received her M.D. from Tulane University School of Medicine, her Masters Degree in Public Health from Tulane University School of Public Health and Tropical Medicine, and her B.A. in Political Science and B.S. in Chemistry from Southwestern University at Georgetown, TX.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte has served as our independent registered public accounting firm since 2020.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Deloitte as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and our stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Deloitte for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2025, and 2024.

Fee Category	Fiscal Year 2024 ($)	Fiscal Year 2025 ($)
Audit Fees(1)	847,750	721,290
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees(3)	—	—

Total Fees	847,750	721,290

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our follow-on offering, including comfort letters and consents.

(2)	Tax fees consist of fees for tax compliance, advice and tax services. There were no tax fees in fiscal years 2024 and 2025.
(3)	All other fees disclosed in this table were related to the fees for access to technical accounting software resource provided by Deloitte.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast for this Proposal No. 2 is required to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ended December 31, 2026. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this Proposal No. 2.

Our board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 300,000,000 TO 600,000,000

General

On March 19, 2026, our board of directors declared it advisable and approved and adopted an amendment, subject to approval and adoption by our stockholders, to our certificate of incorporation to increase the authorized number of shares of voting common stock from 300,000,000 to 600,000,000 (the “Authorized Shares Charter Amendment”). Our board of directors is requesting stockholder approval of the Authorized Shares Charter Amendment.

Background

The Company’s certificate of incorporation as currently in effect provides that the Company’s authorized capital stock consists of 320,000,000 shares of capital stock, of which 300,000,000 shares are designated as voting common stock, 10,000,000 shares are designated as non-voting common stock, and the remaining 10,000,000 shares are designated as preferred stock. As of March 31, 2026, 55,824,722 shares of voting common stock and 4,276,588 shares of non-voting common stock were issued and outstanding, 30,518,532 shares of common stock were issuable or available for future issuance under the Company’s incentive plans, and 69,811,767 shares of common stock were issuable upon the exercise of pre-funded warrants. If the Company were to issue all of the shares issuable or available for issuance described above, the Company would have a total of 160,431,609 shares of voting common stock outstanding, and 139,568,391 shares available for future issuance out of the 300,000,000 shares of voting common stock authorized pursuant to the Company’s certificate of incorporation as currently in effect.

As discussed in our 2025 Annual Report, we will need to obtain substantial additional funding through equity offerings, debt financings, collaborations, strategic alliances and/or licensing arrangements in order to fund our research and development and ongoing operating expenses. Given the number of shares available for issuance as of the record date, our board of directors does not believe the currently available number of unissued shares of common stock is an adequate number of shares to ensure that there will be sufficient shares available for issuance in connection with possible equity and equity-based financings, possible future awards under equity compensation plans, and other corporate purposes. Therefore, our board of directors has approved the above-described increase in our authorized shares of voting common stock as a means of providing us with the flexibility to act with respect to the issuance of voting common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance our interests and the interests of our stockholders. The failure to approve this proposal will prevent us from continuing to pursue effective strategies to access capital in the public and private markets, and could negatively affect our ability to continue as a going concern. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate working capital needs. The additional shares may be used for various purposes without further stockholder approval, except as may be required in certain cases by law or the Nasdaq rules. The discretion of our board of directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require stockholders to approve such transaction.

The additional voting common stock to be authorized by adoption of the Authorized Shares Charter Amendment would have rights identical to our currently outstanding voting common stock. Adoption of the Authorized Shares Charter Amendment and issuance of additional voting common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of voting common stock outstanding, such as dilution of the voting rights of current holders of common stock. If the Authorized Shares Charter Amendment is adopted, it will become effective upon filing of a

Certificate of Amendment of our certificate of incorporation with the Secretary of State of the State of Delaware, which we currently plan to file promptly following the Annual Meeting if this proposal is approved. Other than the increase of authorized shares of voting common stock as described in this proposal, the remainder of our certificate of incorporation will remain unchanged after effectiveness of the Certificate of Amendment. If the proposed Authorized Shares Charter Amendment is not approved by our stockholders, then our certificate of incorporation will remain unchanged.

Form of the Amendment

If the stockholders approve this proposal, our certificate of incorporation will be amended to increase the number of shares of voting common stock the Company is authorized to issue from 300,000,000 shares to 600,000,000 shares. The par value of the common stock will remain at $0.0001 per share. There will be no change to the number of authorized shares of undesignated preferred stock or the non-voting common stock. The Certificate of Amendment would amend the first paragraph of ARTICLE FOURTH of the certificate of incorporation in its entirety to read as follows:

“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is six hundred twenty million (620,000,000) shares, of which (i) six hundred million (600,000,000) shares shall be a class designated as voting common stock, par value $0.0001 per share (the “Voting Common Stock”), (ii) ten million (10,000,000) shares shall be a class designated as non-voting common stock, par value $0.0001 per share (the “Non-Voting Common Stock”), and (iii) ten million (10,000,000) shares shall be a class designated as preferred stock, par value $0.0001 per share (“Preferred Stock”). Any reference to “Common Stock” issued by the Corporation in any contract, agreement or otherwise to which the Corporation is a party, whether before or after the date of filing of this Certificate, shall refer to Voting Common Stock, unless specific reference is made to the Non-Voting Common Stock.”

The remaining text of ARTICLE FOURTH of our certificate of incorporation will remain unchanged.

Rights of Additional Authorized Shares

The additional authorized shares of voting common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of voting common stock currently outstanding. The Company’s stockholders do not have preemptive rights with respect to the voting common stock. Accordingly, should our board of directors elect to issue additional shares of voting common stock, existing stockholders would not have any preferential rights to purchase the shares.

Reservation of Right to Abandon the Share Increase

At any time before the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, we reserve the right to not file the amendment to our certificate of incorporation to increase the number of authorized shares of common stock without further action by our stockholders at any time before the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, even if the amendment has been approved by our stockholders at the Annual Meeting. By voting in favor of the Authorized Shares Charter Amendment, you are expressly also authorizing the board of directors to delay, not to proceed with, and abandon, the proposed amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Potential Adverse Effects of the Amendment

Future issuances of additional shares of our voting common stock or securities exercisable or convertible into shares of our voting common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of our current stockholders. In addition, the availability of additional shares of voting common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. However, nothing would prevent the board of directors from taking any such actions that it deems to be consistent with its fiduciary duties.

Effectiveness of the Amendment

The above description of the Authorized Shares Charter Amendment is only a summary and is qualified in its entirety by reference to the complete text of the Authorized Shares Charter Amendment, which is attached to this Proxy Statement as Annex A. If the proposed Authorized Shares Charter Amendment is adopted, it will become effective upon the filing of the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the votes cast properly for and against this proposal will be required to approve this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

Our board of directors recommends voting “FOR” Proposal No. 3 to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock.

PROPOSAL NO. 4 – APPROVAL TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT THE FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH THE APPROVAL OF PROPOSAL NO. 3.

If the Annual Meeting is convened and a quorum is present, but the Company fails to receive a sufficient number of votes to approve Proposal No. 3, or if there are insufficient votes to constitute a quorum, the Company may propose to adjourn or postpone the Annual Meeting. The Company currently does not intend to propose an adjournment or postponement at the Annual Meeting if there are sufficient votes to approve Proposal No. 3.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the board of directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary or appropriate (as determined in good faith by the board of directors), to solicit additional proxies in the event there are not sufficient votes to approve Proposal No. 3. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned or postponed session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal No. 3, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by our board of directors) to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast for this Proposal No. 4 is required to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit the further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of Proposal No. 3. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this Proposal No. 4.

Our board of directors recommends voting “FOR” Proposal No. 4 to approve an adjournment of the Annual Meeting if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal No. 3.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board of directors.

•	Nominees should have the ability to assist and support management and make significant contributions to our success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be received in writing by our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. As such, the nominating and corporate governance committee does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all current members of the board of directors, except Gavin MacBeath, Ph.D., are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than five percent of our common stock. There are no family relationships among any of our directors or executive officers. Dr. MacBeath, who serves as a director, is not an independent director under these rules because he is our Chief Executive Officer.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a research and clinical development committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and research and clinical development committee is posted on the corporate governance section of our website https://ir.tscan.com/corporate-governance/governance-overview.

Audit Committee

Katina Dorton, Gabriela Gruia, Barbara Klencke and R. Keith Woods serve on the audit committee, which is chaired by Ms. Dorton. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Dorton as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2025, the audit committee met four times. The audit committee assists our board of directors with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of our risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The audit committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs. Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Stephen Biggar, Katina Dorton, Barbara Klencke and R. Keith Woods serve on the compensation committee, which is chaired by Dr. Biggar. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the compensation committee met three times. Our compensation committee assists our board of directors with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our compensation and equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. The compensation committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act).

Nominating and Corporate Governance Committee

Katina Dorton, Gabriela Gruia and Garry Nicholson serve on the nominating and corporate governance committee, which is chaired by Mr. Nicholson. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the nominating and corporate governance committee met three times. The nominating and corporate governance committee assists our board of directors with its oversight of and identification of individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, and selects, or recommends that our board of directors selects, director nominees; develops and recommends to our board of directors a set of corporate governance guidelines; leads the annual performance review and self-assessment of the board of directors, its committees and management; and oversees any related matters required by federal securities laws.

The nominating and corporate governance committee considers candidates for board membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this Proxy Statement under the heading “Stockholder Proposals.”

Research and Clinical Development Committee

Stephen Biggar, Gabriela Gruia, Barbara Klencke, Gavin MacBeath and Garry Nicholson serve on the research and clinical development committee, which is chaired by Dr. Klencke. During the fiscal year ended December 31, 2025, the research and clinical development committee met three times. Our research and clinical development committee assists our board of directors with its oversight of our research and clinical development activities and assists us in evaluating science and technology issues.

Identifying and Evaluating Director Nominees

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. However, we do not have a formal policy concerning the diversity of the board of directors. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background, race and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.
Board and Committee Meetings Attendance
The full board of directors met four times during 2025. During 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are responsible for attending the annual m
eeti
ng of stockholders to the extent practicable.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public
information or otherwise is not permitted to trade in Company securities.
We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards that apply to us. We have filed this policy as an Exhibit 19 to our 2025 Annual Report. In addition, with regard to our trading in our own securities, it is our policy to comply with the applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in our securities.

Code of Conduct
We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at
https://ir.tscan.com/corporate-governance/governance-overview
. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on
Form 8-K.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, filed by such reporting persons and/or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2025, all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% percent of a registered class of our equity securities under the Exchange Act were met in a timely manner except for one late Form 4 filing by each of Gavin MacBeath, Zoran Zdraveski, Jason Amello and Chrystal Louis, in each case with respect to an award of stock options.
Compensation Recovery Policy
In accordance with the requirements of the SEC and Nasdaq listing rules, our board of directors adopted a compensation recovery policy on September 21, 2023, effective as of October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements. We have filed this policy as an Exhibit to our annual report on Form
10-K
for the fiscal year ended December 31, 2023.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chair of our board of directors is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day
business, while allowing the chair of our board of directors to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that our Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chair, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chair of our board of directors and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day
management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of TScan

Any interested party with concerns about our company may report such concerns to the board of directors or the chair of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o TScan Therapeutics, Inc.

Attn: Director

830 Winter Street, Waltham, MA 02451

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to TScan’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with TScan’s legal counsel, with independent advisors, with non-management directors, or with TScan’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by TScan regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. TScan has also established a toll-free telephone number for the reporting of such activity, which is (833) 412-2332.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2025, are:

•	Gavin MacBeath, Ph.D., our Chief Executive Officer and Director;

•	Jason A. Amello, our Chief Financial Officer and Treasurer;

•	Chrystal Louis, M.D., M.P.H., our Chief Medical Officer

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)(5)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Gavin MacBeath, Ph.D.	2025	665,000	—	1,982,800	139,650	14,000	2,801,450
Chief Executive Officer and Director	2024	620,000	—	734,944	392,000	13,727	1,760,671
Jason A. Amello	2025	520,000	—	669,195	72,800	14,000	1,275,995
Chief Financial Officer and Treasurer(4)	2024	463,542	60,000	2,966,550	230,000	13,800	3,733,892
Chrystal Louis, M.D., M.P.H.	2025	530,000	—	991,400	74,200	14,000	1,609,600
Chief Medical Officer(6)	2024	343,125	45,000	2,480,336	162,000	—	3,030,461

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the named executive officers during fiscal year 2025, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 7 to our financial statements for the year ended December 31, 2025, which are included in our Form 10-K filed with the SEC on March 4, 2026. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.

(2)

Represents performance-based cash bonuses awarded to our named executive officers. See “Narrative Disclosures to the Summary Compensation Table —Non-Equity Incentive Plan Compensation” below for a description of this compensation.

(3)	Amounts for 2025 represent matching 401(k) plan contributions.
(4)

Mr. Amello was appointed as our Chief Financial Officer and Treasurer on January 29, 2024, and accordingly his 2024 base salary represents the amount paid from the commencement of his employment through December 31, 2024.

(5)	Represents one-time signing bonuses paid to Mr. Amello and Dr. Louis in connection with the commencement of their employment.
(6)

Dr. Louis was appointed as our Chief Medical Officer on April 8, 2024, and accordingly her 2024 base salary represents the amount paid from the commencement of her employment through December 31, 2024.

Narrative to Summary Compensation Table
Base salaries and annual incentive opportunities
The base salaries of all of our named executive officers are reviewed from time to time and adjusted when our board of directors or its compensation committee determines an adjustment is appropriate. For our 2025 fiscal year, the base salary for Dr. MacBeath, Mr. Amello, and Dr. Louis were $665,000, $520,000 and $530,000, respectively.
Each of our named executive officers is eligible to earn an incentive bonus each fiscal year, with such bonus awarded based on individual performance goals, as well as achievement of corporate goals related to our product development and advancement of pre-clinical
studies established by our Chief Executive Officer and approved by our board of directors. During our fiscal year ended December 31, 2025, our named executive officers were eligible to earn cash incentive bonuses based on a combination of corporate and individual goals. We require that participants continue to be employed through the payment date to receive a bonus. For our 2025 fiscal year, Dr. MacBeath, Mr. Amello, and Dr. Louis target annual bonuses as a percentage of base salary were 60%, 40% and 40%, respectively.
Pursuant to agreements with us, each of Dr. MacBeath, Mr. Amello, and Dr. Louis are, eligible to receive certain acceleration benefits in the event of a change in control, as described in the footnotes to the “Outstanding equity awards at the year ended December 31, 2025” table and under the “Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change of Control” section below.
Equity compensation
We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Generally, our stock options granted to new hires have vested as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months.
Policy on the Timing of Awards of Options and Other Option-Like Instruments
Although we do not have a formal policy or practice with respect to the timing of our equity awards, we generally grant annual equity awards, including stock option grants to our named executive officers, in the first quarter of each fiscal year. In addition, new hires receive equity grants at the time of their hiring. During our fiscal year ended December 31, 2025, our board of directors and our compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During our fiscal year ended December 31, 2025, we did not grant stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form
10-Q,
10-K
or
8-K
that discloses material nonpublic information.
Employee benefits and perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as are full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits.
Retirement benefits
We have established a 401(k)
tax-deferred
savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan. We match 100% of every dollar contributed up to four percent of salary, subject to certain limitations under the Internal Revenue Code.

Outstanding equity awards at the year ended December 31, 2025
The following table sets forth information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2025.

		Option Awards
Name (1)	Vesting Commencement Date	Number of securities underlying unexercised options exercisable (#) (1)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date
Gavin MacBeath, Ph.D.	12/3/2018	35,302	—	1.97	1/24/2029
	12/5/2019	52,575	—	2.46	12/18/2029
	1/25/2021	166,577	—	5.82	1/27/2031
	1/18/2022	137,083	2,917	4.85	1/18/2032
	7/25/2022	85,416	14,584	3.27	7/25/2032
	2/2/2023	28,333	11,667	1.81	2/2/2033
	5/24/2023	346,360	189,940	2.49	6/13/2033
	1/12/2024	76,666	83,334	6.00	1/12/2034
	2/2/2024	268,125	316,875	2.49	6/13/2033
	1/3/2025	—	800,000	3.07	1/3/2035
Jason A. Amello	1/29/2024	359,375	390,625	5.15	2/1/2034
	1/3/2025	—	270,000	3.07	1/3/2035
Chrystal Louis, M.D., M.P.H.	4/22/2024	158,333	221,667	8.62	5/1/2034
	1/3/2025	—	400,000	3.07	1/3/2035

(1)
Each of the option awards vest as follows: 25% of the shares vest on the first anniversary of the vesting commencement date, and 1/48th of the shares vest upon the completion of each month of continuous service thereafter. Each executive is eligible to receive acceleration in the case of certain involuntary terminations that occur in connection with a change in control, as described under the “Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change of Control” section below.

Employment agreements
Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change of Control
We entered into employment agreements with each of our named executive officers, as summarized below. The employment agreements provide for at-will
employment and, other than in the context of a termination without cause or a resignation for good reason (as such terms are defined in the employment agreements), may be terminated at any time. The severance and acceleration benefits that our named executive officers are entitled to are summarized below.
Agreements with Gavin MacBeath, Ph.D.
We entered into an employment agreement, effective May 25, 2023, with Dr. MacBeath (the “MacBeath Agreement”), superseding his prior agreement with us.
Pursuant to the terms of the MacBeath Agreement, Dr. MacBeath is eligible to receive an annual base salary and is also eligible to receive an incentive performance bonus of a specified percentage of his annual base salary, subject to his achievement of certain performance metrics to be approved and updated by our board of directors on an annual basis.

The MacBeath Agreement provides Dr. MacBeath with severance benefits if the Company terminates his employment without cause or resigns for good reason (as each such term is defined in the MacBeath Agreement), equal to (i) salary continuation at his base salary for eighteen months following the separation and (ii) payment of the employer share of COBRA premiums for up to eighteen months, subject to Dr. MacBeath executing a general release of claims against the Company. If such separation without cause or for good reason occurs within the three months prior or 12 months following a change of control, then Dr. MacBeath will be entitled to a lump sum payment equal to
(i) one-and-one-half
(1.5) times his (x) base salary plus (y) annual target bonus, plus
(ii) pro-rata
target bonus and (iii) payment COBRA premiums for up to 18 months. If the Company is subject to a change of control and in the three months prior or twelve months following Dr. MacBeath is terminated without cause or resigns for good reason, then 100% of any unvested shares or equity awards shall immediately vest and be non-forfeitable.
The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon Dr. MacBeath’s material breach of his restrictive covenants as set forth in the Company’s standard proprietary information and inventions agreement.
In addition, Dr. MacBeath entered into our standard proprietary information and inventions agreement, which contains one-year
post-termination
non-solicitation
and
non-competition
provisions, provided that such
one-year
period will automatically be extended for an additional year if Dr. MacBeath engages in any activity in violation of such provisions. In the event of Dr. MacBeath’s termination without cause or resignation for good reason in the three months prior to or 12 months following a change in control, then the restrictive covenants are no longer enforceable.
Agreements with Jason A. Amello
We entered into an employment agreement, effective as of January 29, 2024, with Mr. Amello (the “Amello Employment Agreement”). Pursuant to the terms of the Amello Employment Agreement, Mr. Amello joined us as our Chief Financial Officer on January 29, 2024. Mr. Amello is eligible to receive an annual base salary and is also eligible to receive an annual performance bonus of a specified percentage of his annual base salary, subject to his achievement of certain performance metrics to be approved and updated by our board of directors on an annual basis. Mr. Amello also received a one-time
signing bonus of $60,000. In the event Mr. Amello leaves within 12 months of receiving such bonus (other than due to a termination without cause or a resignation for good reason (as each such term is defined in the Amello Employment Agreement)), Mr. Amello will be required to repay such signing bonus.
The Amello Employment Agreement also provides Mr. Amello with severance benefits if the Company terminates his employment without cause or if Mr. Amello resigns for good reason equal to (i) salary continuation at his base salary for 12 months following the separation and (ii) COBRA premiums coverage for up to 12 months. If such separation without cause or for good reason occurs in the three months prior to a change of control or within 12 months at or following a change of control, then Mr. Amello will be entitled to (i) a lump sum cash payment equal to one times (x) his base salary plus (y) his annual target bonus, (ii) his pro rata target bonus for the number of days worked in the fiscal year of such separation, (iii) COBRA premiums coverage for up to 12 months and (iv) accelerated vesting of all unvested stock option and equity awards. Such severance payments and benefits are conditioned upon Mr. Amello executing a general release of all claims that he may have against the Company. The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon Mr. Amello’s material breach of the proprietary information and inventions agreement between him and the Company.
Mr. Amello also entered into our standard proprietary information and inventions agreement, which contains one-year
post-termination
non-solicitation
and
non-competition
provisions, provided that such
one-year
period will automatically be extended for an additional one year if Mr. Amello engages in any activity in violation of such provisions.

Agreements with Chrystal Louis, M.D., M.P.H.

We entered into an employment agreement, effective as of April 4, 2024, with Dr. Louis (the “Louis Employment Agreement”). Pursuant to the terms of the Louis Employment Agreement, Dr. Louis joined us as our Chief Medical Officer on April 22, 2024. Dr. Louis is eligible to receive an annual base salary and is also eligible to receive an annual performance bonus of a specified percentage of her annual base salary, subject to her achievement of certain performance metrics to be approved and updated by our board of directors on an annual basis. Dr. Louis also received a one-time signing bonus of $45,000. In the event Dr. Louis leaves within 12 months of receiving such bonus, Dr. Louis will be required to repay such signing bonus.

The Louis Employment Agreement also provides Dr. Louis with severance benefits if the Company terminates her employment without cause or if Dr. Louis resigns for good reason (as each such term is defined in the Louis Employment Agreement) equal to (i) salary continuation at her base salary for 12 months following the separation (plus her full target bonus for the prior fiscal year, to the extent not yet paid) and (ii) COBRA premiums coverage for up to 12 months. If such separation without cause or for good reason occurs in the three months prior to a change of control or within 12 months at or following a change of control, then Dr. Louis will be entitled to (i) a lump sum cash payment equal to one times (x) her base salary plus (y) her annual target bonus, (ii) her pro rata target bonus for the number of days worked in the fiscal year of such separation, and (iii) accelerated vesting of all unvested stock option and equity awards. Such severance payments and benefits are conditioned upon Dr. Louis executing a general release of all claims that she may have against the Company. The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon Dr. Louis’s material breach of the proprietary information and inventions agreement between her and the Company.

Equity Plan Compensation Information

The following table provides information as of December 31, 2025, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities in first column)
Equity compensation plan approved by security holders(1)(2)	16,004,393	3.74	8,748,589
Equity compensation plan not approved by security holders

Total	16,004,393	3.74	8,748,589

(1)

Includes the following plans: our 2018 Equity Incentive Plan (the “2018 Plan”), our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) and our 2021 Employee Stock Purchase Plan (the “2021 ESPP”).

(2)

As of December 31, 2025, a total of 7,432,023 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan which number excludes the 5,196,535 shares that were added to the plan as a result of the automatic annual increase on January 1, 2026. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by four percent of the total outstanding number of shares of our common stock on the immediately preceding December 31 or such number of shares as determined by our board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2018 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. The Company no longer makes grants under the 2018 Plan. As of December 31, 2025, a total of 1,316,566 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP, which number excludes the 569,016 shares that were added to the plan as a result of the automatic annual increase on January 1, 2026. The 2021 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of one percent of the outstanding number of shares of our common stock on the immediately preceding December 31 or such number of shares as determined by our board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Non-Employee Director Compensation

Our board of directors adopted and maintains a non-employee director compensation policy, which is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash and equity compensation.

The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	40,000	30,000
Audit Committee	7,500	7,500
Compensation Committee	6,000	6,000
Research and Clinical Development Committee	6,000	6,000
Nominating and Corporate Governance Committee	5,000	5,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

In addition, each new non-employee director elected to our board of directors will be granted an option to purchase up to 33,500 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting. On the date of each annual meeting of stockholders of our company, each non-employee director will be granted an additional option to purchase 67,000 shares of our common stock, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting.

Director Compensation Table

The table below shows all compensation earned by or paid to our non-employee directors during 2025.

Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	Total ($)
Stephen Biggar, M.D., Ph.D.	90,609	71,623	162,232
Katina Dorton, J.D., M.B.A.	67,486	71,623	139,109
Gabriela Gruia, M.D.	57,499	71,623	129,122
Barbara Klencke, M.D.	74,156	71,623	145,779
R. Keith Woods	53,642	71,623	125,265
Garry Nicholson	53,740	71,623	125,363

(1)

The amounts in this column represent the aggregate grant date fair value of option awards granted to the non-employee director in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 6 to our financial statements for the year ended December 31, 2025, which are included in our Form 10-K filed with the SEC on March 4, 2026. See Note 7 of the notes to our consolidated financial statements appearing in our Form 10-K filed with the SEC on March 4, 2026, for a discussion of our assumptions made in determining the grant date fair value of our equity awards.

(2)

As of December 31, 2025, our non-employee directors held outstanding stock options as follows: Dr. Biggar (options to purchase 158,646 shares of our common stock), Ms. Dorton (options to purchase 207,426 shares of our common stock), Dr. Gruia (options to purchase 176,938 shares of our common stock), Dr. Klencke (options to purchase 160,170 shares of our common stock), Mr. Woods (options to purchase 132,000 shares of our common stock) and Mr. Nicholson (options to purchase 138,250 shares of our common stock).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this Proxy Statement and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2024, and 2025) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Agreements with Our Stockholders

In connection with our preferred stock financings prior to our IPO, we entered into an investors’ rights agreement, voting agreement, right of first refusal agreement and product interest rights agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing. Such provisions relating to registration rights terminated on July 20, 2024.

Nominating Rights and Registration Rights Agreements with the BBA Funds

In connection with our Series C convertible preferred stock financing, we entered into a nominating agreement with Baker Brothers Life Sciences, L.P. and 667, L.P. (collectively, the “BBA Funds”) which was subsequently amended and restated on April 22, 2021, pursuant to which, among other things, we agreed to support the nomination of, and cause our board of directors (or the nominating committee thereof) to include in the slate of nominees recommended to our stockholders for election as directors at each annual or special meeting of our stockholders at which directors are to be elected, one person designated from time to time by the BBA Funds, subject to the requirements of fiduciary duties under applicable law and the terms and conditions of the nominating agreement. The agreement only applies during the period beginning at the closing of our IPO and for the three years thereafter, as long as (1) the BBA Funds and their affiliates, collectively, beneficially own at least 75% of the Series C convertible preferred stock purchased by the BBA Funds in such Series C convertible preferred stock financing, or such number of shares of our common stock issued upon conversion of such number of shares of Series C convertible preferred stock (in either case, as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification or similar transaction), and (2) the BBA Funds and their affiliates, collectively, beneficially own at least two percent of our then outstanding voting common stock. Our obligations under the nominating agreement terminated on July 20, 2024.

Also in connection with our Series C convertible preferred stock financing, we entered into a registration rights agreement with the BBA Funds, pursuant to which, among other things, we agreed to provide the BBA Funds with certain “resale” registration rights and related “piggy-back” rights.

Registration Rights with K2 Health Ventures

On September 9, 2022, we entered into a Loan and Security Agreement (the “K2HV Loan Agreement”) with K2 Health Ventures LLC (“K2HV”) pursuant to which K2HV may provide us with convertible term loans in an aggregate principal amount of up to $60.0 million, of which $30.0 million was fully funded at the closing date in September 2022. On November 20, 2024, K2HV converted $15.0 million of the outstanding principal amount under the loan in exchange for 3,134,796 shares of our voting common stock. On December 20, 2024, we terminated the K2HV Loan Agreement and repaid all remaining outstanding obligations.

Participation in our 2024 Public Offering

On April 24, 2024, we completed an underwritten public offering resulting in the issuance and sale of (a) 4,958,068 shares of voting common stock, including the partial exercise of the underwriters’ option to purchase 2,485,487 additional shares of voting common stock, at the closing market price on April 16, 2024, of $7.13 per share, and (b) pre-funded warrants to purchase up to 18,577,419 shares of the voting common stock, at a price of $7.1299 per warrant with an exercise price of $0.0001 per share. We received aggregate net proceeds of approximately $161.4 million after deducting underwriting discounts, commissions and other estimated offering expenses. The following table summarizes purchases of the shares of our voting common stock and the pre-funded warrants by our related persons in connection with such underwritten public offering:

	Shares of Common Stock	Shares Common Stock Issuable Upon The Exercise Of Pre-Funded Warrants	Total Purchase Price
Adage Capital Partners, L.P.	—	1,350,000	$9,625,365
667, L.P.	—	825,968	$5,889,069
Baker Brothers Life Sciences, L.P.	—	8,851,451	$63,109,960
Biotechnology Value Fund, L.P.	—	1,289,181	$9,191,732
Biotechnology Value Fund II, L.P.	—	1,132,502	$8,074,626
Biotechnology Value Trading Fund OS LP	—	56,019	$399,410
MSI BVF SPV, LLC	—	72,298	$515,478
Lynx1 Master Fund LP	—	5,000,000	$35,649,500
Total	—	18,577,419	$132,455,140

In connection with the public offering, we agreed, among other things, to indemnify the underwriters in connection with the Securities Act of 1933, as amended. The public offering was made pursuant to the shelf registration statement on Form S-3 (File No. 333-277699) that was filed with the SEC on March 6, 2024, and that was declared effective by the SEC on April 12, 2024, and a related prospectus supplement and its accompanying base prospectus, filed with the SEC on April 18, 2024.

Participation in our 2024 Registered Direct Offering

On December 27, 2024, we completed a registered direct offering with an existing investor Lynx1 Master Fund LP (“Lynx1”) and an investment fund advised by Lynx1 resulting in the sale and issuance of pre-funded warrants to purchase up to 7,500,000 shares of our voting common stock, at a purchase price of $4.00 per warrant with an exercise price of $0.0001 per share, for aggregate gross proceeds of approximately $30.0 million, before deducting offering expenses of $0.2 million. Of these prefunded warrants, prefunded warrants to purchase up to 150,000 shares of voting common stock for gross proceeds of $600,000 were sold to Lynx1 and prefunded warrants to purchase up to 7,350,000 shares of voting common stock for gross proceeds of $29.4 million were sold to an investment fund advised by Lynx1.

The public offering was made pursuant to the shelf registration statement on Form S-3 (File No. 333-268260) that was filed with the SEC on November 9, 2022, and that was declared effective by the SEC on May 16, 2023, and a related prospectus supplement and its accompanying base prospectus filed with the SEC on December 26, 2024.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on July 15, 2021. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $120,000 and (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than five percent beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider, among other things:

•	the related person’s interest in the related person transaction;

•	the approximate dollar amount involved in the related person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the business purpose for entering into a transaction with a related person versus an unrelated third party; and

•	any other material information regarding the transaction of the related person’s interest in the transaction.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding on account of any services undertaken by such person on behalf of our Company or any other company or enterprise to which such person provides services at our request to the maximum extent allowed under Delaware law.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2026, by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our voting common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 55,824,722 shares of our voting common stock outstanding as of March 31, 2026.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our voting common stock. Shares of our voting common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2026, are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-five Percent Stockholders:
Entities affiliated with Lynx1 Capital Management LP(1)	8,019,148	14.36%
Entities affiliated with Biotechnology Value Fund, L.P.(2)	8,165,331	14.63%
Entities affiliated with K2 HealthVentures Equity Trust LLC(3)	3,602,700	6.45%
Entities affiliated with Baker Bros. Advisors LP(4)	2,785,698	4.99%

Named Executive Officers and Directors:
Gavin MacBeath, Ph.D., Chief Executive Officer and Director (5)	1,663,840	2.9%
Jason A. Amello, Chief Financial Officer and Treasurer (6)	527,500	*
Chrystal Louis, M.D., M.P.H., Chief Medical Officer (7)	331,249	*
Stephen Biggar, M.D., Ph.D., Director (8)	91,646	*
Katina Dorton, J.D., M.B.A., Director(9)	140,426	*
Gabriela Gruia, M.D., Director(10)	109,938	*
Barbara Klencke, Director(11)	163,170	*
R. Keith Woods, Director (12)	65,000	*
Garry Nicholson, Director (13)	62,631	*
All current executive officers and directors as a group (10 persons)(14)	3,711,366	6.25%

*	Represents beneficial ownership of less than one percent.
(1)

Information herein is based in part on a Form 4 filed by Lynx1 Capital Management LP (“Lynx1”) and Weston Nichols (“Mr. Nichols”) with the SEC on December 23, 2025. Consists of 8,019,148 shares of voting common stock held by Lynx1. Lynx1 is the investment manager to Lynx1 Master Fund LP (“Lynx1 Fund”) with respect to the shares of voting common stock directly held by the Lynx1 Fund. Mr. Nichols is the sole member of Lynx1 Capital Management GP LLC and the general partner of Lynx1 with respect to the shares of voting common stock directly held by Lynx1 Fund. The address for Lynx1 and Mr. Nichols is D81 Calle C, Suite 310, PMB 1202, Dorado PR, 00646-2051.

(2)

Information herein is based in part on a Schedule 13G/A filed by Biotechnology Value Fund, L.P. (“BVF”), Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF I GP LLC (“BVF GP”), BVF GP Holdings LLC (“BVF GPH”), Biotechnology Value Fund II, L.P. (“BVF2”), BVF Partners L.P. (“Partners”), BVF II GP LLC (“BVF2 GP”), BVF Inc., BVF Partners OS Ltd (“Partners OS”) and Mark N. Lampert with the SEC on May 15, 2025. Consists of (i) 4,753,362 shares of voting common stock held by BVF, excluding 4,596,716 shares of voting common stock underlying certain pre-funded warrants held by it, (ii) 2,755,185 shares of voting common stock held by BVF2, excluding 3,733,846 shares of voting common stock underlying the pre-funded warrants held by it (iii) 506,883 shares of voting common stock held by Trading Fund OS, excluding 303,238 shares of voting common stock underlying the pre-funded warrants held by it and (iv) 149,901 shares of voting common stock held by a certain Partners managed account (“Partners Managed Account”), excluding 150,548 shares of voting common stock underlying the pre-funded warrants held by it. The pre-funded warrants may not be exercised if, upon giving effect to such exercise, would cause the aggregate number of shares of voting common stock beneficially owned by such holder (together with its affiliates and other attribution parties) to exceed 9.99% of the number of shares of voting common stock of the Company that would be outstanding immediately after giving effect to the exercise. The holders of pre-funded warrants may increase or decrease such beneficial ownership limitation percentage not in excess of 19.99% by providing the Company with at least 61 days’ prior notice of any increase. BVF GP, as the general partner of BVF, may be deemed to beneficially own the 4,753,362 shares of voting common stock beneficially owned by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 2,755,185 shares of voting common stock beneficially owned by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 506,883 shares of voting common stock beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 7,508,547 shares of voting common stock beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 8,165,331 shares of voting common stock beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account, including 149,901 shares of voting common stock held in the Partners Managed Account and excluding 150,548 shares of voting common stock issuable upon the exercise of pre-funded warrants held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 149,901 shares of voting common stock beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 8,165,331 shares of voting common stock beneficially owned by BVF Inc. BVF GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of voting common stock beneficially owned by BVF. BVF GPH, Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of voting common stock beneficially owned by BVF2. Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares of voting common stock beneficially owned by Trading Fund OS and held in the Partners Managed Account. BVF GP disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares of voting common stock beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of voting common stock beneficially owned by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. The business address of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The business address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(3)

Information herein is based solely on a Schedule 13G/A filed by K2 HealthVentures Equity Trust LLC (“K2HV Equity”), Parag Shah (“Mr. Shah”) and Anup Arora (“Mr. Arora”) with the SEC on February 14, 2025. Consists of 3,602,700 shares of voting common stock held directly by K2HV Equity. K2HV Equity is an investment vehicle for holding equity securities and may be deemed to directly beneficially own the shares of voting common stock that it holds directly. Mr. Shah and Mr. Arora serve as the managing members of K2HV Equity and, in such capacities, may be deemed to indirectly beneficially own the shares of voting common stock that K2HV Equity holds directly. The address for the above referenced entities and individuals is 855 Boylston Street, 10th Floor, Boston, MA 02116.
(4)

Information herein is based in part on a Schedule 13D/A filed by Baker Bros. Advisors LP (“Adviser”), Baker Bros. Advisors (GP) LLC (“Adviser GP”), Felix J. Baker and Julian C. Baker with the SEC on April 23, 2024. Consists of (i) 256,209 shares of voting common stock held by 667, L.P. (“667”) and (ii) 2,528,583 shares of voting common stock held by Baker Brothers Life Sciences, L.P. (“Life Sciences” and together with 667, the “BBA Funds”). These amounts exclude (i) 4,018,678 shares of voting common stock issuable upon exercise of pre-funded warrants held by 667 and (ii) 43,158,741 shares of voting common stock issuable upon the exercise of pre-funded warrants held by Life Sciences. The pre-funded warrants held by the BBA Funds are only exercisable to the extent that after giving effect to such exercise the holders thereof, together with their affiliates and any members of a Section 13(d) group with such holders, would beneficially own, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, no more than 4.99% of the outstanding shares of voting common stock of the Company (the “Maximum Percentage”). By written notice to the Company, the BBA Funds may from time to time increase or decrease the Maximum Percentage applicable to that BBA Fund to any other percentage not in excess of 19.99%. Any such increase will not be effective until the 61st day after such notice is delivered to the Company. As a result of this restriction, the number of shares that may be issued upon exercise of the pre-funded warrants by the BBA Funds may change depending upon changes in the number of outstanding shares of voting common stock of the Company. The pre-funded warrants held by the BBA Funds are not currently exercisable due to the effect of the Maximum Percentage. The Adviser GP is the sole general partner of the Adviser. Pursuant to management agreements, as amended, among the Adviser, Life Sciences, and 667, and their respective general partners, the BBA Funds’ respective general partners relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the BBA Funds, and thus the Adviser has complete and unlimited discretion and authority with respect to the BBA Funds’ investments and voting power over investments. The Adviser GP, Felix J. Baker and Julian C. Baker as management members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of the voting common stock held by the BBA Funds. The address for the above referenced entities and individuals is 860 Washington Street, 3rd Floor, New York, NY 10014.

(5)

Consists of (i) 49,767 shares of voting common stock held by Dr. MacBeath and (ii) 1,614,073 shares of voting common stock subject to options held by Dr. MacBeath that are vested and exercisable within 60 days of March 31, 2026.

(6)	Consists of 527,500 shares of voting common stock subject to options held by Mr. Amello that are vested and exercisable within 60 days of March 31, 2026.
(7)	Consists of 331,249 shares of voting common stock subject to options held by Dr. Louis that are vested and exercisable within 60 days of March 31, 2026.
(8)	Consists of 91,646 shares of voting common stock subject to options held by Dr. Biggar that are vested and exercisable within 60 days of March 31, 2026.
(9)	Consists of 140,426 shares of voting common stock subject to options held by Ms. Dorton that are vested and exercisable within 60 days of March 31, 2026.
(10)	Consists of 109,938 shares of voting common stock subject to options held by Dr. Gruia that are vested and exercisable within 60 days of March 31, 2026.
(11)

Consists of (i) 45,000 shares of voting common stock and 93,170 shares of voting common stock subject to options held by Dr. Klencke that are vested and exercisable within 60 days of March 31, 2026 and (ii) 25,000 shares of voting common stock held by the Klencke Huestis Trust, for which Dr. Klencke serves as co-trustee along with her spouse.

(12)	Consists of 65,000 shares of voting common stock subject to options held by Mr. Woods that are vested and exercisable within 60 days of March 31, 2026.
(13)	Consists of 62,631 shares of voting common stock subject to options held by Mr. Nicholson that are vested and exercisable within 60 days of March 31, 2026.
(14)	Consists of (i) 124,483 shares of voting common stock and (ii) 3,586,883 shares of voting common stock underlying options that are vested and exercisable within 60 days of March 31, 2026.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of TScan’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of TScan’s independent registered public accounting firm, (3) the performance of TScan’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of TScan’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of TScan’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of TScan for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee has received written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of TScan be included in TScan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC on March 4, 2026. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF TSCAN THERAPEUTICS, INC.

Katina Dorton, J.D., M.B.A., Chair

Gabriela Gruia, M.D.

Barbara Klencke, M.D.

R. Keith Woods

April 17, 2026

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary, telephone: (857) 399-9500. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 18, 2026. However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Such Rule 14a-8 stockholder proposals must be delivered by mail to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be considered timely and brought before the 2027 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than January 20, 2027, and no later than February 19, 2027. Stockholder proposals and the required notice should be addressed to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Investor Relations / Corporate Secretary.

Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. To comply with the universal proxy rules, stockholders who intend to solicit proxies for the Company’s 2027 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act including the timely provision of notices to us required thereunder.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 4, 2026, is accessible free of charge on our website at www.tscan.com. The Annual Report on Form 10-K contains our audited consolidated balance sheets as of December 31, 2024, and 2025. You can request a copy of our Annual Report on Form 10-K free of charge by sending a written request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. Please include your contact information with the request.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Annex A

CERTIFICATE OF AMENDMENT – INCREASE IN AUTHORIZED SHARES

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF TSCAN THERAPEUTICS, INC

TScan Therapeutics, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.	The Amended and Restated Certificate of Incorporation, as heretofore amended, is hereby amended by replacing the first paragraph of Article FOURTH in its entirety to read as follows:

“The total number of shares of all classes of capital stock that the Corporation is authorized to issue is six hundred twenty million (620,000,000) shares, of which (i) six hundred million (600,000,000) shares shall be a class designated as voting common stock, par value $0.0001 per share (the “Voting Common Stock”), (ii) ten million (10,000,000) shares shall be a class designated as non-voting common stock, par value $0.0001 per share (the “Non-Voting Common Stock”), and (iii) ten million (10,000,000) shares shall be a class designated as preferred stock, par value $0.0001 per share (“Preferred Stock”). Any reference to “Common Stock” issued by the Corporation in any contract, agreement or otherwise to which the Corporation is a party, whether before or after the date of filing of this Certificate, shall refer to Voting Common Stock, unless specific reference is made to the Non-Voting Common Stock.”

2.

The Board of Directors of the Corporation has adopted a resolution approving and declaring advisable the foregoing amendment set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.

3.

The stockholders of the Corporation, at a meeting duly called and held pursuant to Section 222 of the DGCL, duly adopted the amendments set forth in this Certificate of Amendment in accordance with the provisions of Section 242 of the DGCL.

4.	The foregoing amendments were duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Corporation, has executed this Certificate of Amendment on     , 2026.

TSCAN THERAPEUTICS, INC

By:
Name Gavin MacBeath
Title: Chief Executive Officer

A-1

TSCAN THERAPEUTICS, INC. 830 WINTER STREET WALTHAM, MA 02451

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐
1. To elect two Class II directors to the Company’s Board of Directors

Nominees

01 Katina Dorton 02 R. Keith Woods

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					For	Against	Abstain

2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026					☐	☐	☐

3   To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 shares to 600,000,000 shares

					☐	☐	☐

4   To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 3

					☐	☐	☐

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, and Proxy Statement are available at www.proxyvote.com

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TSCAN THERAPEUTICS, INC.

Annual Meeting of Stockholders

May 20, 2026 8:30 AM ET

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Gavin MacBeath and Jason Amello, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting common stock of TSCAN THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 8:30 AM ET on May 20, 2026, via the internet at www.virtualshareholdermeeting.com/TCRX2026 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side